UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2016

COLLECTORS UNIVERSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27887	33-0846191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1921 E. Alton Avenue, Santa Ana, California	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 567-1234

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Effective as of October 11, 2016, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Collectors Universe, Inc. (the “Company”) approved and, pursuant to that approval, the Company and Robert G. Deuster, its Chief Executive Officer, entered into a Fourth Amendment to Employment Agreement (the “Fourth Amendment”), which extends the term of Mr. Deuster’s existing Employment Agreement for one additional year to October 15, 2017 and makes certain other changes thereto. The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the copy thereof which is attached hereto as Exhibit 10.99.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed as part of this report:

	Exhibit No.	Description of Exhibit

	10.99	Fourth Amendment to R. Deuster Employment Agreement, extending the term of that Agreement to October 15, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLLECTORS UNIVERSE, INC.

Dated: October 11, 2016	By:	/s/ JOSEPH J. WALLACE
Joseph J. Wallace, Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.99	Fourth Amendment to R. Deuster Employment Agreement, extending the term of that Agreement to October 15, 2017.

E-1